CONSENT OF INDEPENDENT AUDITORS



We  hereby  consent  to  the   incorporation  by  reference  in  the  Prospectus
constituting part of this Registration Statement on Form S-3 of our reports dated January 31, 1997 appearing on page 3 of Genisys Reservation Systems, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1996.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                                     WISS & COMPANY, LLP



Woodbridge, New Jersey
September 24, 1997